UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Annual report
7 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

Putnam AMT-Free Municipal Fund

Seeking income exempt from federal tax as well as the alternative minimum tax

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from federal income tax as well as from the alternative minimum tax (AMT).

Meticulous credit research

The fund's portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund's mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Susan A. McCormack, CFA
Portfolio Manager

A tax meant for the wealthy also catches the middle class

The AMT was introduced in 1969 to target a small number of wealthy taxpayers who did not pay any federal income taxes. But since AMT rules were not indexed for inflation, and because economic growth and inflation have caused wage levels to increase, a significant number of taxpayers, including taxpayers in the middle class, are subject to its effects.

In fact, even with the passage of the American Taxpayer Relief Act of 2012, millions of AMT taxpayers could remain subject to the tax in future years.

Over 4 million taxpayers were estimated to be potentially affected by the AMT in tax year 2015

Number of AMT taxpayers
In millions
5
4
3
2
1
0
2015*
2016*
Total tax paid
In billions $
$35
$28
$21
$14
$7
$0
2015*
2016*

*Estimate. Latest data available as of June 23, 2015.
Source: Tax Policy Center.

2 AMT-Free Municipal Fund

AMT-Free Municipal Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

4	AMT-Free Municipal Fund

Interview with your fund’s portfolio manager

Thalia, what was the market environment like for municipal bonds during the 12-month reporting period ended July 31, 2015?

Tax-free bonds, as measured by the Barclays Municipal Bond Index, achieved favorable absolute and relative performance, outperforming most taxable bond indexes for the reporting period. It was not a smooth ride, however, as the asset class encountered headwinds at times, most notably this past spring. Along with the rest of the fixed-income universe, municipal bonds succumbed to renewed uncertainty about the timing of the Federal Reserve’s intentions to increase U.S. interest rates and Greece’s ability to secure a deal with its international creditors. As investors became more risk averse, a sell-off in the financial markets ensued. However, municipal bonds regained some of their footing in July, despite the ongoing challenges in Puerto Rico.

Technicals — or the market’s supply and demand dynamics — continued to provide a solid underpinning for the asset class. The supply of municipal bond issuance has been relatively heavy — almost 50% higher in the first half of 2015 than for the same period in 2014. The bulk of new issuance has been for refinancing activity as municipal issuers took advantage of the low-interest-rate environment to replace their older, higher-coupon bonds with lower-cost debt. So the supply side has been robust despite some hesitancy

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 16.

AMT-Free Municipal Fund	5

on the part of state and local governments to issue new bonds.

Investor demand for tax-free bonds has been fairly decent as well. With interest rates still relatively low and fundamental credit quality stable, investors continued to seek out the yields offered by relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors. Consequently, credit spreads [the difference in yield between higher- and lower-quality municipal bonds] tightened during the period, resulting in slightly better returns for lower-quality investments than for higher-quality investments. That said, the municipal bond market did experience outflows in May and June, as a timeline for Fed action on a rate hike came into clearer focus, and again in early July, as a result of concerns about Puerto Rico’s default risk.

How did Putnam AMT-Free Municipal Fund perform in this environment?

The fund’s return before sales charges slightly outperformed the benchmark, the Barclays Municipal Bond Index, as well as the average return of its Lipper peer group for the 12 months ended July 31, 2015.

As its name suggests, the fund is managed in such a way that the income earned in the portfolio is not subject to the alternative minimum tax [AMT]. Introduced in 1969 to ensure that wealthy taxpayers paid their fair share, the AMT is another method of calculating your tax liability and often lowers or excludes deductions or exemptions that

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	AMT-Free Municipal Fund

would otherwise work to your advantage. There is no specific income level at which the AMT kicks in, but taxpayers with income between $200,000 and $500,000 currently appear to be the most vulnerable.

One of the primary ways we normally maintain the fund’s AMT-free status is by not holding any “private-equity” bonds, which are issued by municipalities and states for non-governmental projects, such as building a new stadium. As of July 31, 2015, the fund did not own any bonds that could be subject to the AMT.

How does the outlook for a Fed rate increase influence your portfolio strategy?

We monitor Fed policy because of the correlation between U.S. Treasuries and tax-exempt bonds. Historically, tax-exempt bonds have tended to follow Treasuries directionally, although not necessarily with the same magnitude of movement. Given expectations for a Fed rate hike, economic trends in the broader U.S. economy, and technicals in the municipal marketplace, we continued to manage the portfolio with a slightly defensive bias. We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund	7

accomplished this posture in part by holding a slightly higher cash position to help shelter the portfolios from price pressures while also providing some liquidity to act swiftly should timely investment opportunities present themselves.

The portfolio retained its overweight exposure to municipal bonds rated Baa relative to the benchmark throughout the period. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. G.O.s rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes.

We maintained our underweight exposure to issuers in Puerto Rico relative to the fund’s Lipper peer group, given our negative credit outlook for the Commonwealth. At the sector level, we favored transportation, higher education, continuing-care retirement communities, and essential service utilities bonds relative to the fund’s Lipper peer group. Overall, this positioning contributed positively to performance.

Our shorter-duration positioning was a modest detractor from relative performance versus our Lipper peers, as interest rates moved lower during the period. An underweight position in non-rated bonds versus our Lipper peers also was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	AMT-Free Municipal Fund

Illinois, Chicago, and Puerto Rico have been confronting fiscal challenges recently. What does this mean for the municipal bond market?

The overall fiscal health and creditworthiness of the municipal bond market remain sound, in our opinion. High-profile outliers, such as Illinois, Chicago, and Puerto Rico, have garnered much media attention, but we still expect defaults overall to remain low. According to Bank of America Merrill Lynch, the default rate stood at 0.01% for the first half of 2015, a fraction of the $3.6 trillion municipal bond market.

Illinois and Chicago are confronting significant pension-funding obligations. In May, Moody’s Investors Service downgraded Chicago’s bond rating to below investment grade, citing a recent Illinois court ruling rejecting state pension reforms, thereby driving up borrowing costs for the city. However, investors should bear in mind that the rating agencies have differing views about Chicago’s credit quality. We also believe that comparisons with Detroit, which filed the largest municipal bankruptcy in U.S. history in 2013, are overstated. The scales of Chicago’s challenges are different, in our opinion, as are the economic and demographic profiles of the two cities.

Puerto Rico’s bonds are widely held for their triple [federal, state, and local] tax-exempt status. After years of crippling government deficits, these bonds have traded at distressed levels for the past two years. This past June, the governor of Puerto Rico announced that the U.S. territory was unable to service its outstanding debt and called for the Commonwealth to be allowed to restructure its debt. Puerto Rico subsequently defaulted on an August 1 debt payment, the first time in the Commonwealth’s history. We believe the probable restructuring of Puerto Rico’s debt is an important event and will likely be a time-consuming process, which will increase price volatility, as investors reassess their risk tolerances. However, we do not see the latest development as a systemic threat to the municipal bond market at this time. [See In the News on page 10.]

What factors are likely to influence the performance of municipal bonds in the coming months?

At the Fed’s two-day policy meeting this past July, Fed Chair Janet Yellen stated that with the U.S. economy and job market continuing to strengthen, she expects a rate hike will be needed later this year. However, while Fed officials noted solid job gains, they added that they still needed to see “some” further improvement in the labor market and to be more confident that today’s low inflation will rise to their 2% medium-term target. At period-end, most economists were forecasting a pickup in U.S. growth later this year and a move by the Fed in September to begin tightening monetary policy.

Just following the close of the reporting period, however, China devalued its currency against the U.S. dollar, sparking a sharp sell-off in the global markets. After considerable volatility, the markets rebounded within days on reassuring comments from central bankers and positive U.S. economic data. However, worries about the pace of global growth and market volatility persisted, intensifying the debate about whether the U.S. economy had picked up enough steam for Fed officials to introduce their first rate increase in nearly a decade.

Against this backdrop, the fund remains defensively positioned for modestly higher rates going forward. However, as experience has taught us, there can be attractive investment opportunities even in a rising-rate environment. Markets can become disjointed and create opportunities to buy bonds at attractive spreads, as nervous investors react to headlines, not fundamentals.

Thank you, Thalia, for your time and insights today.

AMT-Free Municipal Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan, CFA, holds a B.A. from Williams College. Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Puerto Rico defaulted on one of its debt obligations on August 1, 2015, by paying only a fraction of the $58 million payment due on its Public Finance Corporation bonds. Other payments were made on July 1 as well as on August 1, but to other entities with clearer contractual obligations. The default was not unexpected, as the governor of the U.S. island territory announced in late June that the Commonwealth was struggling to meet its $72 billion debt burden and that he would seek a moratorium with creditors. Puerto Rico is facing serious liquidity issues, and because it is not a state or municipality, it is not eligible for debt restructuring under the U.S. bankruptcy code. While the governor takes steps to further reduce expenditures, policymakers are working on a restructuring plan that is expected in late August.

Illinois and Chicago are also confronting their own fiscal challenges, largely because of unfunded pension obligations. The situation could potentially lead to significantly higher taxes and/or cuts in state and city spending. Illinois has one of the worst-funded state-employee pension systems in the nation. Chicago faces about $20 billion in unfunded pension liabilities. This past May, Moody’s Investors Service downgraded Chicago’s bond rating to junk status. While Moody’s downgrade of the nation’s third-largest city was a newsworthy development, Chicago still holds investment-grade ratings of A–from Kroll Bond Rating Agency and BBB+ from Standard & Poor’s and Fitch Ratings. Going forward, headlines and further downgrades may continue.

10	AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.00%	5.86%	6.00%	6.00%	5.36%	5.36%	5.76%	5.65%	5.84%

10 years	51.58	45.52	44.12	44.12	40.46	40.46	47.47	42.68	52.05
Annual average	4.25	3.82	3.72	3.72	3.46	3.46	3.96	3.62	4.28

5 years	24.18	19.22	20.38	18.38	19.53	19.53	22.56	18.57	25.71
Annual average	4.43	3.58	3.78	3.43	3.63	3.63	4.15	3.47	4.68

3 years	8.30	3.97	6.37	3.46	5.95	5.95	7.55	4.05	9.12
Annual average	2.69	1.31	2.08	1.14	1.94	1.94	2.46	1.33	2.95

1 year	3.86	–0.29	3.29	–1.71	3.13	2.13	3.64	0.28	4.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

AMT-Free Municipal Fund	11

Comparative index returns For periods ended 7/31/15

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.77%	6.26%

10 years	56.37	47.27
Annual average	4.57	3.92

5 years	23.98	24.78
Annual average	4.39	4.51

3 years	8.66	8.18
Annual average	2.81	2.65

1 year	3.56	3.52

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/15, there were 253, 226, 204, 153, and 30 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,412 and $14,046, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,268. A $10,000 investment in the fund’s class Y shares would have been valued at $15,205.

12	AMT-Free Municipal Fund

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.565696		$0.470067	$0.446665	$0.524186		$0.601514

Capital gains [2]	—		—	—	—		—

Total	$0.565696		$0.470067	$0.446665	$0.524186		$0.601514

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/14	$15.26	$15.90	$15.27	$15.30	$15.30	$15.81	$15.27

7/31/15	15.28	15.92	15.30	15.33	15.33	15.84	15.30

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.60%	3.46%	2.98%	2.82%	3.32%	3.21%	3.83%

Taxable equivalent [4]	6.36	6.11	5.27	4.98	5.87	5.67	6.77

Current 30-day SEC yield [5]	N/A	1.70	1.16	1.01	N/A	1.46	2.00

Taxable equivalent [4]	N/A	3.00	2.05	1.78	N/A	2.58	3.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

AMT-Free Municipal Fund	13

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.01%	5.86%	6.01%	6.01%	5.36%	5.36%	5.77%	5.65%	5.83%

10 years	50.20	44.19	42.71	42.71	39.09	39.09	46.13	41.38	50.45
Annual average	4.15	3.73	3.62	3.62	3.35	3.35	3.87	3.52	4.17

5 years	25.00	20.00	21.18	19.18	20.40	20.40	23.36	19.36	26.45
Annual average	4.56	3.71	3.92	3.57	3.78	3.78	4.29	3.60	4.81

3 years	9.83	5.44	7.81	4.85	7.38	7.38	9.00	5.46	10.60
Annual average	3.18	1.78	2.54	1.59	2.40	2.40	2.91	1.79	3.41

1 year	3.66	–0.48	3.02	–1.98	2.93	1.93	3.44	0.08	3.90

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/14	0.78%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 7/31/15*	0.79%	1.41%	1.56%	1.06%	0.56%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14	AMT-Free Municipal Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.89	$6.94	$7.68	$5.22	$2.76

Ending value (after expenses)	$988.20	$985.20	$985.10	$987.50	$990.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.96	$7.05	$7.80	$5.31	$2.81

Ending value (after expenses)	$1,020.88	$1,017.80	$1,017.06	$1,019.54	$1,022.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

AMT-Free Municipal Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	AMT-Free Municipal Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	AMT-Free Municipal Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

AMT-Free Municipal Fund	19

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

20	AMT-Free Municipal Fund

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

AMT-Free Municipal Fund	21

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 258, 231 and 207 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

22	AMT-Free Municipal Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

AMT-Free Municipal Fund	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	AMT-Free Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2015

AMT-Free Municipal Fund	25

The fund’s portfolio 7/31/15

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities
Association Collateralized	that carry coupons that reset and are payable upon
FRB Floating Rate Bonds: the rate shown	demand either daily, weekly or monthly. The rate
is the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (98.1%)*	Rating**	Principal amount	Value

Alabama (0.8%)
AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	A–	$1,000,000	$1,157,270

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,500,000	1,717,680

			2,874,950
Alaska (1.0%)
Anchorage, G.O. Bonds, Ser. D,
AMBAC, 5s, 8/1/25	AAA	3,420,000	3,700,748

			3,700,748
Arizona (5.5%)
AZ State Hlth. Fac. Auth. Rev. Bonds (Banner
Hlth.), Ser. A, 5s, 1/1/44	AA–	2,000,000	2,183,280

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	A3	1,000,000	1,093,450

El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA	750,000	804,660

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,350,420

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16) (AZ Pub. Svc. Co. Cholla Pwr.
Plant), Ser. E, 5 3/4s, 6/1/34	A2	3,250,000	3,373,565

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	1,400,000	1,571,696

Salt River, Rev. Bonds (Agricultural Impt. & Pwr.
Dist. Elec. Syst.), Ser. A, 5s, 12/1/45	Aa1	2,900,000	3,313,220

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A–	1,000,000	1,185,160

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA	2,000,000	2,199,720

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, U.S. Govt.
Coll., 6 1/2s, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,750,000	2,099,860

			20,175,031

26	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

California (16.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6 1/8s, 7/1/41	BBB+/F	$500,000	$568,600

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5s, 4/1/33	AA–	800,000	894,176

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Adventist
Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,139,630

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa1	1,000,000	1,130,460
(Biola U.), 5s, 10/1/38	Baa1	1,200,000	1,281,024

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5 7/8s, 5/15/29	AA–	1,500,000	1,740,705

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	5,940,950
5s, 11/1/43	Aa3	1,000,000	1,121,710
5s, 2/1/38	Aa3	3,000,000	3,369,810

CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds (J. David Gladstone Inst.), Ser. A,
5s, 10/1/31	A–	1,000,000	1,099,220

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A1	3,000,000	3,509,940
Ser. G-1, 5 1/4s, 10/1/23	A1	3,000,000	3,447,600

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB–	2,000,000	2,301,060
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,655,881
AGM, 5s, 11/15/44	AA	500,000	551,035

Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5 1/2s, 9/1/30	BBB+	800,000	903,168

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	3,808,300

Los Angeles, Dept. of Arpt. Rev. Bonds (Los
Angeles Intl. Arpt.)
Ser. A, 5s, 5/15/40	AA	1,000,000	1,124,850
Ser. B, 5s, 5/15/33	AA–	500,000	562,245

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	981,900

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	865,761
zero %, 8/1/24	AA–	1,125,000	855,495
zero %, 8/1/23	AA–	1,065,000	848,837
zero %, 8/1/22	AA–	1,010,000	837,371

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/31	A+	500,000	565,605
5s, 7/1/30	A+	500,000	569,295

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,910,450

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5s, 8/15/30	AA–	530,000	599,870

AMT-Free Municipal Fund	27

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	AA–	$5,500,000	$4,570,445

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/27	A	500,000	558,180

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,352,150

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay’s),
Ser. A, 5s, 8/1/43	BBB+	350,000	378,679

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
Admin. & Holding)
NATL, 6 1/4s, 7/1/17	AA–	1,840,000	2,026,282
NATL, U.S. Govt. Coll, 6 1/4s, 7/1/17
(Escrowed to Maturity)	AA–	1,840,000	2,034,801

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	AA–	1,000,000	1,126,880

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	AA–	1,000,000	1,081,930

Ventura Cnty., COP (Pub. Fin. Auth. III),
5s, 8/15/20	AA+	1,000,000	1,142,620

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	410,550

			59,867,465
Colorado (2.7%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	A–	2,000,000	2,102,840
(Evangelical Lutheran Good Samaritan Society),
Ser. A, 5s, 6/1/40	Baa1	1,000,000	1,063,790
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB+/F	1,850,000	1,941,168

Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. B, 5 1/4s, 11/15/32	A2	1,500,000	1,720,815
Ser. B, 5s, 11/15/37	A1	500,000	562,140

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	AA–	1,000,000	1,003,890
Ser. A, NATL, zero %, 9/1/34	AA–	3,525,000	1,610,396

			10,005,039
Delaware (0.3%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.01s, 10/1/38	VMIG1	1,135,000	1,135,000

			1,135,000
District of Columbia (0.6%)
Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Dulles Metrorail), 5s, 10/1/53	Baa1	2,000,000	2,070,800

			2,070,800
Florida (6.3%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7s, 4/1/39
(Prerefunded 4/1/19)	A3	1,250,000	1,510,513

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,134,770

28	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Florida cont.
Citizens Property Insurance Corp. Rev. Bonds,
Ser. A-1, 5s, 6/1/25	A1	$1,200,000	$1,412,016

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	360,000	361,930

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	6,000,000	6,370,019

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25
(Prerefunded 10/1/16)	Aa2	2,000,000	2,106,660

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	Aa3	1,000,000	1,125,350

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,081,560

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,000,000	1,075,660

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, AGM, 5s, 7/1/25	AA	500,000	583,300

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,792,250

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,276,120

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	744,876

Southeast Overtown Park West Cmnty. Redev.
Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	240,000	259,236

			22,834,260
Georgia (2.2%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	A1	200,000	224,618
5s, 1/1/32	A1	2,850,000	3,218,648

Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, 6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	1,500,000	1,812,810
5s, 11/1/40	Aa3	1,500,000	1,692,180

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	985,356

			7,933,612
Guam (0.4%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	1,000,000	1,120,980

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
AGM, 5s, 10/1/30	AA	200,000	229,546

			1,350,526
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala
Sr. Living Cmnty.), 5 1/4s, 11/15/37	BBB/F	250,000	267,430

			267,430
Illinois (7.3%)
Chicago, G.O. Bonds
Ser. B-2, 5 1/2s, 1/1/37	BBB+	2,000,000	1,938,760
Ser. A, 5s, 1/1/34	BBB+	700,000	646,807

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5 1/4s, 12/1/35	BBB	750,000	694,328

AMT-Free Municipal Fund	29

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, Motor Fuel Tax Rev. Bonds,
AGM, 5s, 1/1/31	AA+	$500,000	$529,515

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	700,000	797,629
Ser. D, 5 1/4s, 1/1/33	A2	1,000,000	1,132,070
Ser. F, 5s, 1/1/40	A2	1,045,000	1,108,891

Chicago, Sales Tax Rev. Bonds, 5s, 1/1/32	AAA	1,000,000	1,048,910

Chicago, Waste Wtr. Transmission Rev. Bonds
5s, 1/1/44	A–	500,000	509,945
(2nd Lien), 5s, 1/1/39	A–	565,000	580,187

Chicago, Wtr. Wks Rev. Bonds (2nd Lien),
5s, 11/1/39	A–	675,000	697,140

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll.,
NATL, 5 3/4s, 11/1/28 (Prerefunded 11/1/18)	Aaa	1,500,000	1,721,310
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,072,250
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A	1,575,000	1,661,326

IL State G.O. Bonds
5 1/4s, 2/1/30	A3	500,000	524,055
5s, 3/1/34	A3	1,000,000	1,017,890
5s, 8/1/21	A3	1,000,000	1,082,650

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	AA–	5,500,000	4,417,434

Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aa3	5,000,000	5,413,900

			26,594,997
Indiana (0.6%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,127,070

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5 3/4s, 11/15/41	BBB+/F	1,000,000	1,088,710

			2,215,780
Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,529,903

			1,529,903
Kentucky (0.7%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	500,000	564,295

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	A	800,000	909,304
Ser. B, 5 5/8s, 9/1/39	A	1,000,000	1,110,020

			2,583,619
Louisiana (0.8%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy
LA LLC), 5s, 6/1/30	A2	2,000,000	2,028,060

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/23	A	800,000	917,392

			2,945,452

30	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Maryland (0.9%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	$2,000,000	$2,189,680
(Peninsula Regl. Med. Ctr.), 5s, 7/1/45	A2	500,000	540,245

MD State Hlth. & Higher Edl. Facs. Auth. Rev.
Bonds (Meritus Med. Ctr.), 5s, 7/1/40	BBB	500,000	534,630

			3,264,555
Massachusetts (4.2%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	1,000,000	1,098,400

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	784,987
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,227,560
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	528,920

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton), Ser. 1, U.S. Govt.
Coll., 5 3/4s, 12/1/42 (Prerefunded 5/1/19)	BBB+	1,000,000	1,169,450

MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5 1/2s, 1/1/22	AA	1,000,000	1,126,020

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,295,840
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,070,115
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,859,385

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162,
FNMA Coll, FHLMC Coll., 2 3/4s, 12/1/41	Aa2	650,000	659,627

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5 1/4s, 7/1/36	A1	1,500,000	1,683,090

			15,503,394
Michigan (3.8%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	1,575,000	1,706,623

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5 1/4s, 11/1/27	A2	1,000,000	1,148,950

MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5s, 10/1/39	AA–	525,000	580,146
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	BBB+	140,000	147,288

MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A,
6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	1,000,000	1,181,790

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	Aa3	4,000,000	5,010,040

Midland Cnty., Bldg. Auth. Rev. Bonds, AGM,
5s, 10/1/25	AA	1,000,000	1,117,970

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	AA	1,775,000	1,949,110

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28
(Prerefunded 5/15/18)	AA	1,000,000	1,112,800

			13,954,717
Minnesota (1.5%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5s, 1/1/32	A	500,000	563,890

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB+	1,350,000	1,408,091

AMT-Free Municipal Fund	31

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	$1,500,000	$1,568,205

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), U.S. Govt.
Coll., 5 1/4s, 5/15/36 (Prerefunded 11/15/16)	Aaa	1,800,000	1,910,664

			5,450,850
Mississippi (0.9%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	1,750,000	1,915,655

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll.,
6.1s, 6/1/38	Aaa	235,000	247,793

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. F,
0.01s, 12/1/30	VMIG1	1,000,000	1,000,000

			3,163,448
Missouri (1.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,295,234

MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	2,200,000	2,381,962

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,201,480

			5,878,676
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds (NE Gas
No. 3), 5s, 9/1/32	A3	1,000,000	1,086,700

			1,086,700
Nevada (1.3%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	525,000	586,924

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	490,000	525,726

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.03s, 6/1/42	VMIG1	3,690,000	3,690,000

			4,802,650
New Jersey (1.0%)
NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,091,060

NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5s, 1/1/33	A+	1,350,000	1,532,492

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5 1/4s, 6/15/36	A3	1,000,000	1,047,650

			3,671,202
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	980,000	980,480

			980,480
New York (6.2%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A
AGM, U.S. Govt. Coll., 5 3/4s, 5/1/28
(Prerefunded 5/1/18)	Aa2	2,275,000	2,572,820
AGM, 5 3/4s, 5/1/27 (Prerefunded 5/1/18)	Aa2	5,590,000	6,321,786

32	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	$1,000,000	$1,141,300

Metro. Trans. Auth. Rev. Bonds, Ser. D,
5s, 11/15/36	AA–	3,000,000	3,337,230

NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,571,304

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,132,570

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1, 5s, 7/15/40	Aa2	910,000	1,025,980

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5s, 3/15/38	AAA	1,000,000	1,131,530

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,301,460

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	1,045,683

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A,
AGM, 5s, 5/1/25	Aa2	1,000,000	1,108,940

			22,690,603
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	500,000	541,830

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26 (Prerefunded 1/1/19)	A–	1,500,000	1,722,165

			2,263,995
Ohio (4.1%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B–	500,000	396,750
5 3/8s, 6/1/24	B–	2,195,000	1,847,334

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Friendship Village of Dublin Oblig. Group),
5s, 11/15/34	A–/F	700,000	742,616

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5s, 12/1/32	A2	2,000,000	2,204,500

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA	2,000,000	2,184,600

Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	714,532

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, GNMA Coll., FNMA Coll.,
5s, 11/1/28	Aaa	380,000	407,010

OH State Air Quality Dev. Auth., Poll. Control
Mandatory Put Bonds (4/1/20) (FirstEnergy
Nuclear Generation, LLC), Ser. B, 3 5/8s, 10/1/33	Baa3	1,000,000	1,012,590

OH State Higher Edl. Fac. Rev. Bonds (U.
of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,136,620

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	700,000	800,352
5s, 2/15/48	A1	1,250,000	1,362,763

AMT-Free Municipal Fund	33

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Wtr. Dev. Auth. Poll. Control Mandatory
Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation, LLC), 4s, 12/1/33	Baa3	$1,550,000	$1,601,073

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group), Ser. A,
5 3/4s, 7/1/33	A	500,000	567,850

			14,978,590
Oklahoma (0.8%)
OK State Tpk. Auth. VRDN, Ser. F, 0.01s, 1/1/28	VMIG1	3,000,000	3,000,000

			3,000,000
Oregon (0.4%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	380,000	416,708

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	AA–	750,000	867,375

			1,284,083
Pennsylvania (7.5%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5 1/4s, 12/1/32	AA–	670,000	764,370

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U.
of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	500,000	564,220

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA–	3,000,000	3,424,590

Dallas, Area Muni. Auth. U. Rev. Bonds
(Misericordia U.), 5s, 5/1/29	Baa3	300,000	324,453

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	2,500,000	2,874,100

Delaware River Port Auth. PA & NJ Rev.
Bonds, 5s, 1/1/30	A	3,000,000	3,428,400

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono
Med. Ctr.), 5s, 1/1/27	A–	950,000	995,923

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,160,643

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A1	1,900,000	2,152,585

PA State Higher Edl. Fac. Auth. Rev. Bonds (East
Stroudsburg U.), 5s, 7/1/31	Baa3	760,000	797,666

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Co. Area Cmnty. College), BAM,
5s, 6/15/33	AA	1,885,000	2,064,490

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5s, 12/1/38	A1	650,000	720,408

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	A–	1,400,000	1,537,452

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
5s, 11/1/26	A1	2,220,000	2,564,655

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	1,225,000	1,330,632

Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,447,888

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A–	1,000,000	1,082,130

			27,234,605

34	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Puerto Rico (0.4%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 3/8s, 8/1/39	CCC–	$910,000	$354,900
Ser. C, 5 1/4s, 8/1/41	CCC–	970,000	378,300
Ser. C, 5s, 8/1/40	Caa3	1,000,000	595,000

			1,328,200
South Carolina (1.3%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,533,310
Ser. A, 5 1/2s, 12/1/54	AA–	1,000,000	1,119,200

			4,652,510
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	1,850,000	2,081,583

			2,081,583
Texas (9.1%)
Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33	Baa2	300,000	325,860

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,654,775

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), FNMA Coll., FHLMC Coll., PSFG, 6s,
2/15/27 (Prerefunded 2/15/18)	Aaa	2,500,000	2,826,000

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	900,000	979,038

Harris Cnty., Cultural Ed. Fac. Fin. Corp.
Rev. Bonds (YMCA of Greater Houston),
Ser. A, 5s, 6/1/38	Baa3	500,000	525,045

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.01s, 12/1/24	A-1+	1,800,000	1,800,000

La Joya, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30 (Prerefunded 2/15/18)	Aaa	1,500,000	1,652,160

Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5s, 8/15/40	AAA	2,000,000	2,291,920

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5s, 5/15/30	A	150,000	171,291

Matagorda Cnty., Poll. Control Rev. Bonds (Central
Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	600,000	678,360

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Tarleton State U. Collegiate Student Hsg.),
Ser. A, 5s, 4/1/35	Baa3	800,000	837,384
(Collegiate Hsg.-Tarleton St.), 5s, 4/1/29	Baa3	500,000	533,235
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	530,000	565,229

North TX, Thruway Auth. Rev. Bonds (First Tier),
Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,077,815

North TX, Tollway Auth. Rev. Bonds, Ser. A, NATL,
5 1/8s, 1/1/28	AA–	1,500,000	1,625,010

Pharr, San Juan — Alamo, Indpt. School Dist.
G.O. Bonds (School Bldg.), PSFG, 5s, 2/1/30
(Prerefunded 2/1/18)	Aaa	1,000,000	1,099,900

AMT-Free Municipal Fund	35

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	$1,000,000	$1,049,590

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,158,520

TX Private Activity Surface Trans. Corp. Rev.
Bonds (LBJ Infrastructure), 7s, 6/30/40	Baa3	500,000	596,575

TX State G.O. Bonds (Trans. Auth.), Ser. A,
5s, 10/1/44	Aaa	3,750,000	4,250,062

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,000,000	1,091,130

TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5s, 8/15/41	A3	2,150,000	2,318,797

			33,107,696
Washington (3.3%)
WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,746,000

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,216,780
Ser. B, NATL, 5s, 2/15/27	AA–	1,025,000	1,087,279
(Central WA Hlth. Svcs. Assn.), 4s, 7/1/36	Baa1	810,000	778,847

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	6,371,160

			12,200,066
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa1	500,000	543,620

			543,620
Wisconsin (1.3%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,327,580

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39
(Prerefunded 2/15/19)	A1	1,250,000	1,490,238
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	1,000,000	1,075,180

			4,892,998
Wyoming (0.6%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5 1/4s, 7/15/26	A1	1,800,000	2,047,212

			2,047,212

TOTAL INVESTMENTS

Total investments (cost $329,503,267)			$358,147,045

36	AMT-Free Municipal Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $365,212,946.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	16.7%
Health care	14.9
Transportation	13.8

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$358,147,045	$—

Totals by level	$—	$358,147,045	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund	37

Statement of assets and liabilities 7/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $329,503,267)	$358,147,045

Cash	3,230,709

Interest and other receivables	3,993,079

Receivable for shares of the fund sold	905,453

Receivable for investments sold (Note 1)	96,193

Prepaid assets	27,985

Total assets	366,400,464

LIABILITIES

Payable for shares of the fund repurchased	490,351

Payable for compensation of Manager (Note 2)	131,703

Payable for custodian fees (Note 2)	3,084

Payable for investor servicing fees (Note 2)	41,611

Payable for Trustee compensation and expenses (Note 2)	140,401

Payable for administrative services (Note 2)	1,430

Payable for distribution fees (Note 2)	83,268

Payable for auditing and tax fees	70,353

Distributions payable to shareholders	189,014

Other accrued expenses	36,303

Total liabilities	1,187,518

Net assets	$365,212,946

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$344,504,875

Undistributed net investment income (Note 1)	136,616

Accumulated net realized loss on investments (Note 1)	(8,072,323)

Net unrealized appreciation of investments	28,643,778

Total — Representing net assets applicable to capital shares outstanding	$365,212,946

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($306,110,904 divided by 20,027,345 shares)	$15.28

Offering price per class A share (100/96.00 of $15.28)*	$15.92

Net asset value and offering price per class B share ($2,757,001 divided by 180,181 shares)**	$15.30

Net asset value and offering price per class C share ($24,934,486 divided by 1,626,885 shares)**	$15.33

Net asset value and redemption price per class M share ($1,090,982 divided by 71,173 shares)	$15.33

Offering price per class M share (100/96.75 of $15.33)†	$15.84

Net asset value, offering price and redemption price per class Y share
($30,319,573 divided by 1,982,226 shares)	$15.30

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38	AMT-Free Municipal Fund

Statement of operations Year ended 7/31/15

INTEREST INCOME	$16,807,107

EXPENSES

Compensation of Manager (Note 2)	$1,609,132

Investor servicing fees (Note 2)	224,561

Custodian fees (Note 2)	9,461

Trustee compensation and expenses (Note 2)	13,936

Distribution fees (Note 2)	1,026,913

Administrative services (Note 2)	9,818

Other	207,867

Total expenses	3,101,688

Expense reduction (Note 2)	(377)

Net expenses	3,101,311

Net investment income	13,705,796

Net realized gain on investments (Notes 1 and 3)	2,864,861

Net unrealized depreciation of investments during the year	(1,977,343)

Net gain on investments	887,518

Net increase in net assets resulting from operations	$14,593,314

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund	39

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14

Operations:
Net investment income	$13,705,796	$14,781,923

Net realized gain (loss) on investments	2,864,861	(5,189,073)

Net unrealized appreciation (depreciation) of investments	(1,977,343)	17,419,825

Net increase in net assets resulting from operations	14,593,314	27,012,675

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(136,105)	(92,603)

Class B	(1,233)	(1,001)

Class C	(10,939)	(9,423)

Class M	(400)	(294)

Class Y	(11,180)	(7,604)

From tax-exempt net investment income
Class A	(11,484,522)	(12,493,879)

Class B	(90,694)	(105,114)

Class C	(740,728)	(891,692)

Class M	(34,847)	(35,492)

Class Y	(1,110,221)	(1,051,608)

Decrease from capital share transactions (Note 4)	(26,507,538)	(50,672,181)

Total decrease in net assets	(25,535,093)	(38,348,216)

NET ASSETS

Beginning of year	390,748,039	429,096,255

End of year (including undistributed net investment income
of $136,616 and $135,034, respectively)	$365,212,946	$390,748,039

The accompanying notes are an integral part of these financial statements.

40	AMT-Free Municipal Fund

This page left blank intentionally.

AMT-Free Municipal Fund	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[a]	(in thousands)	(%)[b]	net assets (%)	(%)

Class A
July 31, 2015	$15.26	.57	.02	.59	(.57)	(.57)	—	—	$15.28	3.86	$306,111.78		3.69	10
July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	—	—	15.26	7.56	333,666.78		3.85	11
July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	—	—	14.74	(3.06)	356,787.77		3.54	16
July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	—	—	15.75	11.77	398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	(.63)	—[c]	—[d]	14.66	2.58	332,098.77		4.34	25

Class B
July 31, 2015	$15.27	.47	.03	.50	(.47)	(.47)	—	—	$15.30	3.29	$2,757	1.40	3.07	10
July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	—	—	15.27	6.82	2,958	1.40	3.24	11
July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	—	—	14.76	(3.59)	3,826	1.38	2.92	16
July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	—	—	15.76	11.09	3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	(.54)	—[c]	—[d]	14.67	1.84	3,774	1.39	3.68	25

Class C
July 31, 2015	$15.30	.45	.03	.48	(.45)	(.45)	—	—	$15.33	3.13	$24,934	1.55	2.92	10
July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	—	—	15.30	6.71	26,761	1.55	3.09	11
July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	—	—	14.78	(3.73)	37,026	1.53	2.77	16
July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	—	—	15.78	10.88	39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	(.52)	—[c]	—[d]	14.69	1.76	25,825	1.54	3.56	25

Class M
July 31, 2015	$15.30	.52	.03	.55	(.52)	(.52)	—	—	$15.33	3.64	$1,091	1.05	3.42	10
July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	—	—	15.30	7.25	988	1.05	3.58	11
July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	—	—	14.78	(3.24)	1,120	1.03	3.27	16
July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	—	—	15.78	11.44	887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	(.59)	—[c]	—[d]	14.69	2.27	918	1.04	4.06	25

Class Y
July 31, 2015	$15.27	.60	.03	.63	(.60)	(.60)	—	—	$15.30	4.17	$30,320.55		3.92	10
July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	—	—	15.27	7.80	26,374.55		4.08	11
July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	—	—	14.75	(2.83)	30,338.53		3.77	16
July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	—	—	15.76	12.09	32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	(.66)	—[c]	—[d]	14.66	2.80	13,693.54		4.59	25

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

42	AMT-Free Municipal Fund	AMT-Free Municipal Fund	43

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment grade in quality and have intermediate- to long-term maturities (three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

44	AMT-Free Municipal Fund

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2015, the fund had a capital loss carryover of $7,593,993 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$3,730,431	$99,558	$3,829,989	*

3,337,309	N/A	3,337,309	July 2018

426,695	N/A	426,695	July 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of

AMT-Free Municipal Fund	45

this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $119,545 recognized during the period between November 1, 2014 and July 31, 2015 to its fiscal year ending July 31, 2016.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from late year loss deferrals, from dividends payable, and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $83,345 to decrease undistributed net investment income, and $83,345 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$30,265,155
Unrealized depreciation	(1,536,702)

Net unrealized appreciation	28,728,453
Undistributed ordinary income	1,380
Undistributed tax-exempt income	394,286
Capital loss carryforward	(7,593,993)
Post-October capital loss deferral	(119,545)
Cost for federal income tax purposes	$329,418,592

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

46	AMT-Free Municipal Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$189,175	Class M	631

Class B	1,801	Class Y	17,374

Class C	15,580	Total	$224,561

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $377 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $209, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$735,496	Class M	5,201

Class B	25,694	Total	$1,026,913

Class C	260,522

AMT-Free Municipal Fund	47

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,415 and $223 from the sale of class A and class M shares, respectively, and received $1,170 and $28 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13,897 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$37,025,878	$55,818,291

U.S. government securities (Long-term)	—	—

Total	$37,025,878	$55,818,291

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	1,973,029	$30,447,218	3,282,301	$48,954,028

Shares issued in connection with
reinvestment of distributions	611,924	9,455,081	672,025	10,017,465

	2,584,953	39,902,299	3,954,326	58,971,493

Shares repurchased	(4,427,965)	(68,344,363)	(6,282,144)	(92,617,639)

Net decrease	(1,843,012)	$(28,442,064)	(2,327,818)	$(33,646,146)

	Year ended 7/31/15		Year ended 7/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	13,395	$206,514	8,398	$123,792

Shares issued in connection with
reinvestment of distributions	5,533	85,604	6,607	98,479

	18,928	292,118	15,005	222,271

Shares repurchased	(32,454)	(501,261)	(80,517)	(1,193,495)

Net decrease	(13,526)	$(209,143)	(65,512)	$(971,224)

	Year ended 7/31/15		Year ended 7/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	239,992	$3,717,527	107,177	$1,597,066

Shares issued in connection with
reinvestment of distributions	42,127	652,747	52,672	786,228

	282,119	4,370,274	159,849	2,383,294

Shares repurchased	(404,673)	(6,258,233)	(915,223)	(13,519,377)

Net decrease	(122,554)	$(1,887,959)	(755,374)	$(11,136,083)

48	AMT-Free Municipal Fund

	Year ended 7/31/15		Year ended 7/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	13,545	$211,093	3,228	$47,533

Shares issued in connection with
reinvestment of distributions	2,185	33,850	2,300	34,354

	15,730	244,943	5,528	81,887

Shares repurchased	(9,157)	(142,217)	(16,722)	(246,068)

Net increase (decrease)	6,573	$102,726	(11,194)	$(164,181)

	Year ended 7/31/15		Year ended 7/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	484,387	$7,477,925	670,795	$9,990,402

Shares issued in connection with
reinvestment of distributions	55,348	855,748	53,624	799,500

	539,735	8,333,673	724,419	10,789,902

Shares repurchased	(285,081)	(4,404,771)	(1,053,015)	(15,544,449)

Net increase (decrease)	254,654	$3,928,902	(328,596)	$(4,754,547)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 98.83% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

AMT-Free Municipal Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	AMT-Free Municipal Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

AMT-Free Municipal Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52	AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
PricewaterhouseCoopers LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN043
296145 9/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$61,904	$ —	$11,572	$ —
July 31, 2014	$58,399	$ —	$11,322	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $691,248 and $587,496respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$679,676	$ —	$ —

July 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015